STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	18
Beginning Date of Accrual Period	21-Oct-02
End Date of Accrual Period	19-Nov-02
Distribution Date	20-Nov-02
Previous Distribution Date	21-Oct-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	20,891,782.98
Principal Collections	16,744,057.29
Collections of Interest (net of servicing fee)	3,949,162.23
Servicing Fee	198,563.46
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	20,891,782.98
Interest Paid to Certificates	618,578.73
Principal Paid to Certificates	17,283,450.05
Equity Certificate	2,791,190.74
Servicing Fee	198,563.46

Balance Reconciliation

Begin Principal Balance	476,552,295.01
Principal Collections (including repurchases)	16,744,057.29
Charge off Amount	539,392.76
End Principal Balance	459,268,844.96

Collateral Performance
Cash Yield (% of beginning balance)	10.44%
Charge off Amount (% of beginning balance)	1.36%
Net Yield	9.09%

Delinquent Loans
30-59 days principal balance of loan	14,707,083.77
30-59 days number of loans	184
60-89 days principal balance of loan	3,698,942.93
60-89 days number of loans	42
90+ days principal balance of loan	13,121,208.70
90+ days number of loans	150

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,765
Number of HEL outstanding (EOP)	5,582
Book value of real estate acquired through foreclosure/grant of deed	4,399,026.85
Number of Loans that went into REO	12
Principal Balance of Loans that went into REO	1,301,192.69

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	2,791,190.74

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	45.65%

Interest Calculations
1 month LIBOR	1.83000%
Class A Formula Rate (1 mo Libor plus 29bps)	2.12000%
Class A Pass-Through Rate	2.12000%
Class M Formula Rate (1 mo Libor plus 55bps)	2.38000%
Class M Pass-Through Rate	2.38000%
Available Funds Cap	10.76990%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	24.963334
2. Principal Distribution per $1,000	24.114156
3. Interest Distribution per $1,000	0.849178

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.12000%
2. Days in Accrual Period	30

3. Class A Interest Due	527,483.98
4. Class A Interest Paid	527,483.98

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	298,575,836.57
2. Class A Principal Due	14,978,990.05
3. Class A Principal Paid	14,978,990.05
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	283,596,846.52

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.4565527
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6174964

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.068593
2. Principal Distribution per $1,000	24.115320
3. Interest Distribution per $1,000	0.953273

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.38000%
2. Days in Accrual Period	30

3. Class M Interest Due	91,094.76
4. Class M Interest Paid	91,094.76

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	45,930,128.71
2. Class M Principal Due	2,304,460.00
3. Class M Principal Paid	2,304,460.00
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	43,625,668.71

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.4565265
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0949894